                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                       AMENDMENT NO. 1 TO CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported): November 14, 1997
                                                  ----------------------


                            SS&C Technologies, Inc.
                            -----------------------
            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
           --------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)


        0-28430                                       06-1169696
------------------------                --------------------------------------
(Commission File Number)                 (I.R.S. Employer Identification No.)


Corporate Place
705 Bloomfield Avenue
Bloomfield, Connecticut                                             06002
-----------------------------------------                        -----------
(Address of Principal Executive Offices)                          (Zip Code)


                                (860) 242-7887
    ----------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
    ----------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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     This Amendment No. 1 to Current Report on Form 8-K/A is filed for the purpose of filing the financial statements of Mabel Systems B.V. ("Mabel Systems") required by Item 7(a) and the pro forma financial information required by Item 7(b).


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.
          -------------------------------------------

     The financial statements of Mabel Systems required by this item are included as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

     (b)  Pro Forma Financial Information.
          -------------------------------

     The pro forma financial information required by this item is included as
Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated herein by reference.

     (c)  Exhibits.
          --------

     See Exhibit Index attached hereto.

                                      -2-
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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 28, 1998                      SS&C TECHNOLOGIES, INC.
                                         -------------------------------------
                                                   (Registrant)



                               By: /s/ John S. Wieczorek
                                   -------------------------------------------
                                   John S. Wieczorek
                                   Vice President, Chief Financial
                                   Officer and Treasurer

                                      -3-
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                                 EXHIBIT INDEX


Exhibit
Number                   Description
-------                  -----------


   2 Share Purchase Agreement, dated as of November 14, 1997, by and among SS&C Technologies, Inc., G.M. Hilhorst Holding B.V. and Lebam Beheer B.V. (previously filed as Exhibit 2 to the Registrant's Current Report on Form 8-K, dated November 14, 1997)

  23      Consent of Coopers & Lybrand N.V.

  99.1 Press Release (previously filed as Exhibit 99 to the Registrant's Current Report on Form 8-K, dated November 14, 1997)

  99.2    Financial Statements of Mabel Systems B.V.

  99.3    Pro Forma Financial Information